                                                                    EXHIBIT 10.b


                               FIRST AMENDMENT OF
                               ------------------
                       AMENDED AND RESTATED LOAN AGREEMENT
                       -----------------------------------


         THIS FIRST AMENDMENT to Amended and Restated Loan Agreement (the "First Amendment") is made as of October 17, 1994 (the "Effective Date") by and between NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION (the "Lender") and MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P. a Delaware Limited Partnership (the "Borrower")

                                   WITNESSETH:
                                   ----------

         WHEREAS, on June 30, 1993 Lender and Borrower entered into an Amended and Restated Loan Agreement (the "Loan Agreement"); all terms having initial capital letters used herein and not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement; and

         WHEREAS, the Loan Agreement sets forth certain priorities for application of Operating Profit and Pari Passu Distributions; and

         WHEREAS, Borrower and Lender have agreed to enter into this First Amendment for the purpose of modifying the method for applying the Pari Passu Distributions to, among other things, principal payments of the Series A Note and Series B Note and for other purposes, all as more particularly set forth herein;

         NOW THEREFORE, for and in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       AMENDMENTS

         I. Section 1.1 (Definitions) is hereby modified and amended, to include the following defined terms to have the following meanings, which terms shall be deemed included in Section 1.1, effective as of the Effective Date, where appropriate in alphabetical order as follows:

                     The term "Aggregate Adjusted Pari Passu Distribution
                               ------------------------------------------
               Amount" means for a given Fiscal Year, an amount equal to (a) the
               ------
               sum of the Pari Passu Distributions received by Lender during such Fiscal Year and deposited by Lender in the Pari Passu Account for that Fiscal Year less (b) any amounts disbursed from the Pari Passu Account as a result of adjustments requiring a refund by Lender to Borrower of a Pari Passu Distribution made on any Payment Date, Quarterly Reconciliation Date or the Annual Reconciliation for that Fiscal Year in accordance with terms of this Section 6.1.

                     The term "Annual Adjustment Date" means either the Series A
                               ----------------------
               Note Application Date or Series B Note Application Date, as applicable.

                     The term "Annual PPD Interest" means as to each Fiscal Year
                               -------------------
               the sum of the Annual Series A Note PPD Interest and Annual Series B Note PPD Interest.

                     The term "Annual Series A Note PPD Interest" means in
                               ---------------------------------
               connection with Pari Passu Distributions made in connection with
               Clause (A) of the Sixth priority of Section 6.1 (a), the interest which accrued during the applicable Fiscal Year on fifty percent (50%) of the Aggregate Adjusted Pari Passu Distribution Amount and in connection with Pari Passu Distributions made in connection with Clause (B) of the Sixth priority of Section 6.1
               (a), the interest which accrued during the applicable Fiscal Year on twenty-five percent (25%) of the Aggregate Adjusted Pari Passu Distribution Amount.

                     The term "Annual Series B Note PPD Interest" means in
                               ---------------------------------
               connection with Pari Passu Distributions made in connection with
               Clause (A) of the Sixth priority of Section 6.1 (a), the interest which accrued during the applicable Fiscal Year on fifty percent (50%) of the Aggregate Adjusted Pari Passu Distribution Amount and in connection with Pari Passu Distributions made in connection with Clause (B) of the Sixth priority of Section 6.1
               (a), the interest which accrued during the applicable Fiscal Year on seventy-five percent (75%) of the Aggregate Adjusted Pari Passu Distribution Amount.

                     The term "Series A Note Application Date" means as to each
                               ------------------------------
               immediately preceding Fiscal Year, the Annual Audited Reconciliation Date unless the Borrowing with respect to the Series A Note is a LIBOR Borrowing, then "Series A Note
                                                         -------------
               Application Date" shall mean the last day of the Interest Period
               ----------------
               of the LIBOR Borrowing in connection with the Series A Note in which the Annual Audited Reconciliation Date occurs.

                     The term "Series A Note Pari Passu Adjustment Interest"
                               --------------------------------------------
               means an amount equal to the positive difference between interest actually paid on the Series A Note on each Payment Date during the applicable Fiscal Year and the interest that should have been paid on the Series A Note if the Aggregate Adjusted Pari Passu Distribution Amount had been applied against the then outstanding principal of the Series A Note on each Payment Date in the amounts and at the times as required by Section 6.1(e) (i); such amount being equal to the amount of interest overpaid on the Series A Note on each Payment Date after making the appropriate adjustments.

                     The term "Series B Note Application Date" means as to each
                               ------------------------------
               immediately preceding Fiscal Year, the Annual Audited Reconciliation Date unless the Borrowing with respect to the Series B Note is a LIBOR Borrowing, then "Series
                                                         ------

               B Note Application Date" shall mean the last day of the Interest
               -----------------------
               Period of the LIBOR Borrowing in connection with the Series B
               Note in which the Annual Audited Reconciliation Date occurs.

                     The term "Series B Note Pari Passu Adjustment Interest"
                               --------------------------------------------
               means an amount equal to the positive difference between the Series B Note Interest actually paid on each Payment Date during the applicable Fiscal Year and the Series B Note Interest that should have been paid on the Series B Note if the Aggregate Adjusted Pari Passu Distribution Amount had been applied against the then outstanding principal of the Series B Note on each Payment Date in the amounts and at the times as required by
               Section 6.1 (e) (i); such amount being equal to the amount of Series B Note Interest overpaid on each Payment Date after making the appropriate adjustments.

         II. Section 6.1 of the Loan Agreement is hereby modified and amended, effective as of the Effective Date, by deleting that Section in its entirety and in lieu thereof substituting the following new Section 6.1:

                     6.1 Operating Profit Distribution Priorities. Until such
                         ----------------------------------------
               time as the Series A Note and Series B Note shall have been paid in full, distribute or apply any Operating Profit for the period indicated except in accordance with the priorities set forth in this Section 6.1:

                         (a) Priorities. (i) Payment Date. On each Payment Date,
                             ----------      ------------
                     all distributions and applications of Operating Profit for the applicable Accounting Period according to the following priorities:

                     First: Payment of interest due and payable on the Series A Note;

                     Second: Payment of Scheduled Amortization of the Series A
                             Note;

                     Third: Payment to the Lender for deposit into the Debt Service Reserve in an amount equal to the aggregate amount, if any, of the draws during the current Fiscal Year from the Debt Service Reserve pursuant to the Sixth priority of Section 6.1(b) that were not necessary or required after taking into account any reconciliation under this Section 6.1;

                     Fourth: Payment of Series B Note Interest.

                     Fifth: Payment of Interest Deficiency (for any and all prior Accounting Periods during the then current Fiscal Year);

                     Sixth:  (A) Subject to clause (B) below, on a pari passu
                                                                   ---- -----
                             basis, as follows:

                                   (1) 50%, to the Lender to be deposited in the Pari Passu Account and disbursed with respect to each Fiscal Year, in accordance with
                                   Section 6.1 (e) below on the applicable
                                   Annual Adjustment Date; and

                                   (2) 50%, to the Borrower, until such time as the Borrower has received an aggregate amount equal to $7,352,000.

                             (B) If at any time the Borrower has received an aggregate amount equal to $7,352,000 in accordance with clause (A) above of this clause Sixth, 100% to the Lender to be deposited in the Pari Passu Account and disbursed with respect to each Fiscal Year in accordance with Section 6.1(e) below on the applicable Annual Adjustment Date.

                             (ii) Exceptions. Notwithstanding the foregoing:
                                  ----------

                             (A) If at any time either the Series A Note or Series B Note has been paid in full (the "Satisfied Note") and the other such Note shall not have been paid in full (the "Outstanding Note"), then until the Outstanding Note shall have been paid in full, any amount to be distributed pursuant to this Section 6.1 to the Satisfied Note shall be applied to the Outstanding Note in addition to any other amount that may be required to be paid hereunder with respect to the Outstanding Note.

                             (B) Upon receipt of the Annual Audited Statement and after taking into account any adjustment required under this Section 6.1, any Interest Deficiency remaining unpaid as of the end of any Fiscal Year shall be deemed forgiven by the Lender as at the end of such Fiscal Year.

                             (b)   Operating Profit Deficiency. If on any
                                   ---------------------------
                     Payment Date, Operating Profit shall be less than the amount required to pay Scheduled Amortization of the Series A Note and interest then due and payable on the Series A Note ("Operating Profit Deficiency"), the following amounts shall be paid by the Borrower or the Lender, according to the following priorities, to be applied, first, to the interest then due and payable on the Series A Note and, second, to the Scheduled Amortization:

                             First: By the Borrower, all payments, if any, received (and not repaid on any prior Payment Date) as a Pari Passu

                                     Distribution during the then current Fiscal
                                     Year in an amount not to exceed fifty
                                     percent (50%) of the Operating Profit
                                     Deficiency;

                             Second: By the Lender, all payments, if any,
                                     received (and not repaid on any prior
                                     Payment Date) and deposited into the Pari
                                     Passu Account as a Pari Passu Distribution under clause (A) of the Sixth priority of
                                     Section 6.1(a)(i) during the then current
                                     Fiscal Year in an amount not to exceed
                                     fifty percent (50%) of the Operating Profit
                                     Deficiency;

                             Third:  By the Lender, all payments, if any
                                     received (and not repaid on any prior
                                     Payment Date) and deposited into the Pari
                                     Passu Account as a Pari Passu Distribution under clause (B) of the Sixth priority of
                                     Section 6.1(a)(i) during the then current
                                     Fiscal Year in an amount not to exceed the Operating Profit Deficiency, if any;

                             Fourth: By the Lender, all payments, if any,
                                     received (and not repaid on any prior
                                     Payment Date) as payment of Interest
                                     Deficiency in an amount not to exceed the remaining Operating Profit Deficiency, if any;

                             Fifth:  By the Lender, all payments, if any,
                                     received (and not repaid on any prior
                                     Payment Date) as payment of Series B Note
                                     Interest in an amount not to exceed the
                                     remaining Operating Profit Deficiency, if any; and

                             Sixth: By the Borrower, with finds withdrawn from the Debt Service Reserve in accordance with the Cash Collateral Agreement in an amount not to exceed the remaining Operating Profit Deficiency, if any.

                       (c)   Reports and Certifications.
                             ---------------------------

                             (i) Without limiting the reporting requirements set forth in Section 5.6 hereof, on each Quarterly Reconciliation Date, the Borrower shall submit to the Lender,

                                    (x) a Quarterly Reconciliation Statement, which statement shall show, in such reasonable detail as may be requested by the Lender, for the Fiscal Quarter most recently ended for the Mortgaged Hotels, the calculation of Gross Revenues (by category), Deductions (by category, including the basis for, and the calculation of, Ground Rent and FF&E contributions), Operating Profit, the payment calculations as applied in Section 6.1(a), and all retentions, distributions and other applications thereof, from the beginning of the current Fiscal Year to the end of such Fiscal Quarter, with respect to the Mortgaged Hotels; and

                                    (y) the certificate of an Authorized
                                    Accounting Officer certifying the Quarterly
                                    Reconciliation Statement as having been
                                    prepared under his supervision in accordance with the provisions hereof

                             (ii) Without limiting the requirements set forth in
                             Section 5.6 hereof, on the Annual Interim
                             Reconciliation Date, the Borrower shall submit to the Lender,

                                    (x) an Annual Interim Reconciliation
                                    Statement for the Fiscal Year most recently ended, which Annual Interim Reconciliation Statement shall be controlling to the extent there shall exist a conflict with the Quarterly Reconciliation Statements delivered during such Fiscal Year. The Annual Interim Reconciliation Statement shall show for such Fiscal Year each of the calculations set forth in a Quarterly Reconciliation Statement, the amount and calculation of Minimum Operating Profit Requirement and the amount, if any, of outstanding Interest Deficiency; and

                                    (y) the certificate of an Authorized
                                    Accounting Officer certifying the Annual
                                    Interim Reconciliation Statement as having been prepared under his supervision in accordance with the provisions hereof.

                       (d)   Adjustments.
                             -----------

                             (i) Quarterly Adjustments. Any Interest Deficiency
                                 ---------------------
                             revealed by any Quarterly Reconciliation Statement shall, to the extent such Quarterly Reconciliation Statement reveals Operating Profit Available For Series B Note Interest in excess of the amount paid toward Series B Note Interest on any Payment Date through such Fiscal Quarter, be remitted by Borrower to Lender on the Quarterly Reconciliation Date, together with the Quarterly Reconciliation Statement submitted by Borrower to Lender for application in accordance with Section 6.1(a). Any Series B Note Interest paid on a Payment Date in excess of the Operating Profit Available For

                             Series B Note Interest earned during the preceding Fiscal Quarter as revealed by the Quarterly Reconciliation Statement shall be paid by the Lender to the Borrower for application in accordance with Section 6.1(a).

                             (ii) Annual Adjustments. Any Interest Deficiency
                                  ------------------
                             revealed by any Annual Interim Reconciliation Statement shall, to the extent such Annual Interim Reconciliation Statement reveals Operating Profit Available For Series B Note Interest in excess of the amount calculated and adjusted as of the end of each Fiscal Quarter on each Quarterly Reconciliation Date and distributed during the applicable Fiscal Year, be remitted by Borrower to Lender on the Annual Interim Reconciliation Date, together with the Annual Interim Reconciliation Statement submitted by Borrower to Lender. Similarly, any Interest Deficiency revealed by the Annual Audited Statement shall, to the extent such Annual Audited Statement reveals Operating Profit Available For Series B Note Interest in excess of the amount calculated and adjusted as of the Annual Interim Reconciliation, be remitted by Borrower to Lender on the Annual Audited Reconciliation Date.

                                  To the extent that Operating Profit Available
                             for Series B Note Interest for the Fiscal Year is less than the total amount of Series B Note Interest actually paid for the Fiscal Year (or payable based on the fourth Quarterly Reconciliation Statement for the Fiscal Year), then such excess payments together with any excess payments applied to the Series A Note or Series B Note pursuant to the priority set forth above shall be adjusted as appropriate so that the total amount of Series B Note Interest actually paid for the Fiscal Year does not exceed the cumulative Operating Profit Available For Series B Note Interest for the Fiscal Year as set forth in the Annual Interim Reconciliation Statement, and as confirmed or adjusted, as the case may be, in accordance with the Annual Audited Statement.

                                  In the event that adjustments are required as
                             aforesaid, any Pari Passu Distributions during those Fiscal Quarters to Borrower shall be refunded by Borrower to Lender as appropriate to make such adjustments and any Pari Passu Distributions made during those Fiscal Quarters to Lender and deposited in the Pari Passu Account and not otherwise disbursed for an Interest Deficiency during the Fiscal Year shall be refunded by Lender to Borrower as appropriate to make such adjustments.

                       (e)   Application of Pari Passu Distributions received by
                             ---------------------------------------------------
                             Lender.
                             ------

                             All Pari Passu Distributions made to Lender with
                       respect to Priority clause Sixth of Section 6.1(a)(i) above shall be deposited in an interest bearing account under the sole dominion and control of Lender (the "Pari Passu Account") and subject to any prior disbursements required by Section 6.1 (b) or 6.1 (d) shall be held therein, and disbursed for application to the Series A Note and Series B Note with respect to each Fiscal Year only as follows:

                                 (i)   The Aggregate Adjusted Pari Passu
                       Distribution Amount shall be disbursed from the Pari Passu Account and applied against the principal of each of the Series A Note and Series B Note as follows:

                                 (A) [1] as to the Series A Note on the Series A Note Application Date in a total amount equal to
                             (x) if pursuant to Clause (A) of Section
                             6.1(a)(i), 50% of such Aggregate Adjusted Pari Passu Distribution Amount and (y) if pursuant to Clause (B) of Section 6.1(a)(i), 25% of such Aggregate Adjusted Pari Passu Distribution Amount (the amounts referred to in clauses (x) and (y) of this Clause A[1], sometimes referred to as the "Series A PPD Application Amount"); and

                                       [2] the Series A PPD Application Amount
                             shall be applied against the then outstanding principal of the Series A Note, in inverse order of maturity for each Payment Date during the Fiscal Year, effective as of such Payment Date in the same order as the Pari Passu Distributions were deposited into the Pari Passu Account and in an amount equal to the principal amount of (x) if pursuant to Clause (A) of Section 6.1(a)(i), 50% of such Pari Passu Distribution actually deposited into the Pari Passu Account for such Payment Date and (y) if pursuant to Clause (B) of Section 6. 1(a)(i), 25% of such Pari Passu Distribution actually deposited into the Pari Passu Account for such Payment Date (the amounts referred to in clauses (x) and (y) of this Clause (i), sometimes referred to as the "Series A PPD Amount") provided that if any adjustments were made to the Pari Passu Account resulting in a disbursement from the Pari Passu Account for an Operating Profit Deficiency or refund to the Borrower, the Pari Passu Distribution actually deposited on any Payment Date shall, for purposes of determining the Series A PPD Amount, be deemed to have been reduced by the amount of the adjustment disbursed with respect to that Payment Date; provided further that such adjustment amount will be deemed to have been disbursed from the Pari Passu Account from each of the Pari Passu Distributions deposited immediately prior to the Payment Date for which the adjustment is required (in reverse chronological order) so that in determining the amount of the Pari Passu Distribution actually deposited for each Payment Date during a Fiscal Year to determine the Series A PPD Amount, the last deposited Pari Passu Distribution shall in each case be deemed to be the first disbursed for any adjustment.

                                 (B) [1] as to the Series B Note on the Series B Note Application Date in a total amount equal to
                             (x) if pursuant to Clause (A) of Section
                             6.1(a)(i), 50% of such Aggregate Adjusted Pari Passu Distribution Amount and (y) if pursuant to Clause (B) of Section 6.1(a)(i), 75% of such Aggregate Adjusted Pari Passu Distribution Amount (the amounts referred to in clauses (x) and (y) of this Clause B[1], sometimes referred to as the "Series B PPD Application Amount"); and

                                       [2] the Series B PPD Application Amount
                             shall be applied against the then outstanding principal of the Series B Note, for each Payment Date during the Fiscal Year, effective as of the Quarterly Reconciliation Date for each of the Payment Dates during the applicable Fiscal Quarter for which a Pari Passu Distribution is made in the same order as the Pari Passu Distributions were deposited into the Pari Passu Account and in an amount equal to the principal amount of (x) if pursuant to Clause (A) of Section 6.1(a)(i), 50% of such Pari Passu Distribution actually deposited into the Pari Passu Account for the Payment Dates in each Fiscal Quarter to which the Quarterly Reconciliation Date corresponds and (y) if pursuant to Clause (B) of Section 6.1(a)(i), 75% of such Pari Passu Distribution actually deposited into the Pari Passu Account for the Payment Dates in each Fiscal Quarter to which the Quarterly Reconciliation Date correspond (the amounts referred to in clauses (x) and (y) of this Clause
                             (i) (B)[2], sometimes referred to as the "Series B PPD Amount") provided that if any adjustments were made to the Pari Passu Account resulting in a disbursement from the Pari Passu Account for an Operating Profit Deficiency or refund to the Borrower, the Pari Passu Distribution actually deposited on any Payment Date shall, for purposes of determining the Series B PPD Amount, be deemed to have been reduced by the amount of the adjustment disbursed with respect to that Payment Date; provided further that such adjustment amount will be deemed to have been disbursed from the Pari Passu Account from each of the Pari Passu Distributions deposited immediately prior to the Payment Date for which the adjustment is required (in reverse chronological order) so that in determining the amount of the Pari Passu Distribution actually deposited for each Payment Date during a Fiscal Year to determine the Series B PPD Amount, the last deposited Pari Passu Distribution shall in each case be deemed to be the first disbursed for any adjustment.

                             provided that with respect to the foregoing Clause
                             (i), the Series A Note Pari Passu Adjustment
                             Interest shall accumulate and be applied as a lump sum credit against the interest on the Series A Note due and payable on the first Payment Date immediately following the Series A Note Application Date (or on the Series A Note Application Date, if the same is a Payment Date) and the Series B Note Pari Passu Adjustment Interest shall accumulate and be applied as a lump sum credit against the Series B Note Interest due and payable on the first Payment Date immediately following the Series B Note Application Date (or on the Series B Note Application Date, if the same is a Payment Date); and

                             (ii) The Annual PPD Interest shall be disbursed from the Pari Passu Account and applied as follows:

                                    (x) the Annual Series A Note PPD Interest shall be disbursed from the Pari Passu Account and applied on, and effective as of, each Series A Note Application Date as a lump sum payment against the then outstanding principal of the Series A Note, in inverse order of maturity; and

                                    (y) the Annual Series B Note PPD Interest shall be disbursed from the Pari Passu Account and applied on, and effective as of, each Series B Note Application Date as a lump sum payment against the principal of the Series B Note,

                       (f)   General. Notwithstanding the foregoing, the
                             -------
                       provisions in this Section 6.1 shall not otherwise limit or otherwise affect the Borrowers obligation to pay the Series A Note and interest thereon and the principal amount of the Series B Note and of the Series C Note on their respective Maturity Dates or any other Loan Obligations in accordance with the terms of Loan Documents and this Agreement.

     III. Section 2.5 of the Loan Agreement is hereby modified and amended, effective as of the Effective Date, by deleting the fourth sentence of that Section in its entirety and in lieu thereof, substituting the following new sentence:

           There shall be no more than two Borrowings outstanding at any time, and if such Borrowing is a LIBOR Borrowing, any Floating LIBOR Borrowing or Adjusted Rate Borrowing, as in effect, shall not be in an amount greater than the aggregate amount of principal scheduled to fall due on the Loan during the Interest Period selected for such LIBOR Borrowing.

2.   RATIFICATION. As modified and amended hereby, the Loan Agreement shall
     ------------
remain in full force and effect including, without limitation, the release provisions, which are ratified, confirmed and reaffirmed and incorporated herein as of the Effective Date and which release provisions shall specifically but without limitation, include AMIRESCOInstitutional, Inc. as part of the Released Parties (as defined therein). Without limiting the foregoing, Borrower and Lender acknowledge and agree that the application of the Pari Passu Distributions prior to the Effective Date which were distributed and applied against the Series A Note and Series B Note in the manner summarized on the attached Exhibit A is hereby approved and affirmed as being the proper
         ---------
distribution and application of those Pari Passu Distributions and no further adjustments shall be required in connection therewith. In addition and without limiting the foregoing, Borrower and Lender further acknowledge and agree that all interest accrued on certain funds held by Lender which include the Pari Passu Distributions and certain other funds received by Lender in connection with the Loan for the period prior to the Effective Date (said total interest amount being referred to as the "Accrued PPD Interest") shall be disbursed on the first Payment Date after the Effective Date and applied as follows: (a) 50% of the Accrued PPD Interest shall be applied against the principal of the Series A Note, in inverse order of maturity and (b) 50% of the Accrued PPD Interest shall be applied against the principal of the Series B Note.

3.   NOVATION. Neither shall Lender intend this First Amendment to be, and this
     --------
First Amendment shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Loan Agreement.

4.   ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, together with the
     ----------------
other Loan Documents, constitute the entire agreement and understanding among the parties hereto and thereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

5.   BINDING AGREEMENT. This First Amendment shall be binding upon and inure to
     -----------------
the benefit of the parties hereto and their respective successors and assigns subject, however, to any restrictions on transfer and encumbrance as set forth in the Loan Documents.

                         [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, this First Amendment has been duly executed and sealed by the parties the day and year first above written.

                                BORROWER:

                                MARRIOTT DIVERSIFIED AMERICAN
                                HOTELS, L.P., a Delaware limited
                                partnership

                                By: Marriott MDAH One Corporation,
                                    a Delaware corporation,
                                    its sole General Partner



                                    By: /s/ C. G. Townsend
                                       -------------------------------
                                       Name: C. G. Townsend
                                            --------------------------
                                       Title:  Vice President
                                             -------------------------

                                    Attest: /s/ Susan Wallace
                                       -------------------------------
                                       Name: Susan Wallace
                                            --------------------------
                                       Title:
                                             -------------------------




                                LENDER:
                                ------

                                NATIONSBANK OF GEORGIA,
                                NATIONAL ASSOCIATION



                                By: /s/ Matthew B. Walsh
                                   -------------------------------
                                   Name: Matthew B. Walsh
                                        --------------------------
                                   Title: Vice President
                                         -------------------------

                                              [CORPORATE SEAL]

                                    EXHIBIT A

The Series A Note Pari Passu Distribution to Lender in the amount of 703,535.80 was applied all to the principal balance of the Series A Note effective on April 28, 1994.


The Series B Note Pari Passu Distribution to Lender in the amount of 703,535.81 was applied all to the principal balance of the Series B Note effective on April 25, 1994.